BLVD HOLDINGS, INC. 8-K/A

Exhibit 99.1

GOUDAS FOOD PRODUCTS

AND INVESTMENTS LIMITED

INCORPORATED UNDER THE BUSINESS

CORPORATION ACT OF ONTARIO

FINANCIAL STATEMENTS

FOR THE YEAR NOW ENDED
OCTOBER 31, 2013
CONCORD, ONTARIO

BRINKHURST & ASSOCIATES
ACCOUNTANTS & CONSULTANTS
INTERNATIONAL,

SUITE 904, 40 SCOLLARD STREET
TORONTO (YORKVILLE) ONTARIO
CANADA M5R 3S1
TELEPHONE (416) 605-1632 FAX (905) 951-0673

E-mail: doctor.davidbrinkhurst@bellnet.ca

1

INDEPENDENT AUDITOR'S REPORT

TO THE STOCKHOLDERS

GOUDAS FOOD PRODUCTS

AND INVESTMENTS LIMITED

We have audited the accompanying financial statements of Goudas Food Products and Investments Limited, which comprise the balance sheets as of October 31, 2013 and 2012, and the related statements of income and retained earnings, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goudas Food Products and Investments Limited as of October 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Brinkhurst & Associates

CPA’s LPA’s

Toronto, Ontario Canada

March 04, 2014

BRINKHURST & ASSOCIATES
ACCOUNTANTS & CONSULTANTS
INTERNATIONAL

SUITE 904, 40 SCOLLARD STREET
TORONTO (YORKVILLE) ONTARIO
CANADA M5R3S1
TELEPHONE (416) 605-1632 FAX (905) 951-0673

E-mail: doctor.davidbrinkhurst@bellnet.ca

2

GOUDAS FOOD PRODUCTS

AND INVESTMENTS LIMITED

Balance Sheets

October 31, 2013 and 2012

Assets	2013	2012
Accounts receivables	$5,656,585	$5,419,581
Cash and cash equivalents	000	000
HST receivables	27,764	34,751
Inventory	5,704,408	6,102,535
Prepaid charges and other assets	504,213	339,725
Total current assets	11,892,970	11,896,592
Art work and plates, net of accumulated depreciation and amortization	412,197	437,837
Property and equipment, net of accumulated depreciation and amortization	1,143,872	1,242,817
Total long term assets	1,556,069	1,680,654
Total assets	$13,449,039	$13,577,246

See independent accountants' audit report and accompanying notes to financial statements.

3

Liabilities and Shareholders' Equity
Liabilities	2013	2012
Accounts and retentions payable	$3,612,098	$3,119,144
Bank notes payable	6,738,574	6,994,255
Current portion of long term debts payable	113,352	113,352
Total current liabilities	10,464,024	10,226,751
Long term debts payable, less current portion	3,665,164	3,778,516
Total long term liabilities	3,665,164	3,778,516
Total liabilities	14,129,188	14,005,267

Shareholders' equity
Common stock-$1 par value, 2 authorized shares	2	2
Deficit earnings	(680,151)	(428,023)
Total shareholders' equity	(680,149)	(428,021)
Total liabilities and shareholders' equity	$13,449,039	$13,577, 246

See independent accountants' audit report and accompanying notes to financial statements.

4

GOUDAS FOOD PRODUCTS

AND INVESTMENTS LIMITED

Statement of Income and Deficit Earnings

Years Ended October 31, 2013 and 2012

	2013	2012
Revenues earned	$30,052,214	$30,842,430
Cost of revenues earned	24,572 964	25,319,402
Gross profit	5,479,250	5,523,028
Selling, general, and administrative expense	5,663,009	5,734,103
Loss from operations	(183,759)	(211,075)
Other income (expense)
Loss on foreign currency translation	(68,369)	000
Total other expense	(68,369)	000
Loss before provision of income taxes	(252,128)	(211,075)
Provision for income taxes	000	000
Net loss	(252,128)	(211,075)
Deficit earnings, beginning of year	(428,023)	(216,948)
	(680,151)	(428,023)
Deficit earnings, end of year	$(680,151)	$(428,023)

See independent accountants’ audit report and accompanying notes to financial statements.

5

GOUDAS FOOD PRODUCTS

AND INVESTMENTS LIMITED

Statement of Cash Flows

Years Ended October 31, 2013 and 2012

Cash flows from operating activities:	2013	2012

Net loss	$(252,128)	$(211,075)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization, art work and plates	45,754	45,539
Depreciation and amortization, property and equipment	164,002	173,104
Decrease (increase) in accounts receivables	(237,004)	(38,669)
Decrease (increase) in inventory	398,127	(496,014)
Decrease (increase) in prepaid charges	(164,488)	61,957
Decrease (increase) in HST recoverable	6,987
Decrease (increase) in accounts payable and accrued liabilities	492,954	183,264

Net cash provided by operating activities	454,204	(281,894)
Cash flows from investing activities:
Acquisition of art work and plates	(20,114)	(36,058)
Acquisition of property and equipment	(65,057)	(120,313)
Net cash used in investing activities	(85,171)	(156,371)
Cash flows from financing activities:
Principal payments on long term debts payable	(113,352)	117,170
Net cash used in financing activities	(113,352)	117,170
Net increase (decrease) in cash and cash equivalents	255,681	(321,095)
Bank notes payable at beginning of year	(6,994,255)	(6,673,160)
Bank notes payable at end of year	6,738,574	(6,994,255)

Supplemental data:

Interest paid - 2013, $479,475; 2012, $431,207

Income taxes paid - 2013, $000; 2012, $000

See independent accountants’ report and accompanying notes to financial statements

6

GOUDAS FOOD PRODUCTS

AND INVESTMENTS LIMITED

Notes to Financial Statements

October 31, 2013 and 2012

1.	Nature of Operations

Goudas Food Products and Investments Limited ("the Company") was incorporated under the Business Corporations Act of Ontario on June 28, 1973. The company imports food products and sells to supermarkets and retailers.

2.	Significant Accounting Policies

Basis of presentation

The financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

Revenue Recognition

The company recognizes revenue from customer orders upon shipment of the order and when collection is reasonably assured.

Property and Equipment

Property and Equipment are recorded at cost less accumulated amortization. Amortization is calculated annually at the following rates and methods over the established useful lives of the assets as follows:

	Office equipment Computer equipment Computer software Furniture and fixtures Machinery and equipment Automotive equipment Leasehold improvements	20% Declining balance 30% Declining balance 50% Straight-line 20% Declining balance 10% Declining balance 30% Declining balance 20% Straight-line

See independent accountants' audit report

7

The company reviews for impairment of property and equipment whenever events or change in circumstances indicate that the carrying value may not be recoverable. If the total of the estimated undiscounted future cash flows is less than the carrying value of the assets, an impairment loss is recognized for the excess of the carrying value over the fair value of the asset during the year the impairment occurs.

Art work and Plates

Art work and plates are recorded at cost and being amortized on a straight line basis over their estimated useful life of 20 years.

Listing Fees

Listing fees arc recorded at cost and represent the fees paid to retailers in order to have the Companies products placed on their shelves. They are being amortized on a straight line basis over their estimated useful life of 5 years.

Inventories

Finished goods and packaging materials are valued at the lower of cost (determined on a first-in first-out basis) and net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less the costs of completion and costs necessary to make the sale.

Foreign Currency Translation

Monetary assets and liabilities of the Company which are denominated in foreign currencies are translated at year end exchange rates. Other assets and liabilities are translated at rates in effect at the date the assets were acquired and liabilities incurred. Revenue and expenses are translated at the rates of exchange in effect at their transaction dates. The resulting gains or losses are included in operations.

See independent accountants' audit report

8

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America; requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, revenues and expenses.

Assumptions are based on a number of factors, including historical experience, current events and actions that the Company may undertake in the future, and other assumptions believed reasonable under the circumstances. These estimates are periodically reviewed and, accordingly, adjustments made to these estimates are taken into income in the year in which it is determined. These estimates are subject to measurement uncertainty, and actual results may therefore differ from those estimates. Estimates are used when accounting for certain items, such as useful lives of fixed assets, allowance for doubtful accounts, and provisions for slow-moving inventories and income tax.

Income Tax

The Company used the tax payable method for accounting for income tax. Under this method, the company reports as an expense (income) of the period only the cost (benefit) of current income taxes determined in accordance with the rules established by the taxation authorities.

Financial Instruments

Measurement of financial instruments; the enterprise initially measures its financial assets and financial liabilities at fair value, except for certain non-arm's length transactions. The enterprise subsequently measures all its financial assets and financial liabilities at amortized cost, except for investments in equity instruments that are quoted in an active market, which are measured at fair value. Changes in fair value are recognized in net income. Financial assets measured at amortized cost include accounts receivable, and HST recoverable. Financial liabilities measured at amortized cost include bank notes payable and accounts payable.

See independent accountants' audit report

9

3.	Inventories

	October 31,	October 31,
	2013	2012
Finished goods	$4,969,520	$5,540,976

Packaging materials	734.888	561,559

	$5,704,408	$6,102,535

4.	Property and Equipment

	October 31,	October 31,
	2013	2012
Assets
Machinery and equipment	$3,336,777	$3,336,777
Automotive equipment	1,020,150	1,020,150
Office equipment	262,967	262,967
Furniture and fixtures	48,060	48,060
Computer equipment	99,045	99,045
Computer software	229,345	229,345
Leasehold improvements	194,625	194,625
	5,190,969	5,190,969

Accumulated depreciation and amortization
Machinery and equipment	$2,254,244	$2,182,829
Automotive equipment	990,559	987,116
Office equipment	255,949	254,195
Furniture and fixtures	44,664	43,815
Computer equipment	97,110	96,281
Computer software	227,370	220,033
Leasehold improvements	177,201	163,883
	4,047,097	3,948,152
Net property and equipment	$1,143,872	$1, 242,817

See independent accountants' audit report

10

5.	Art Work and Plates

	October 31,	October 31,
	2013	2012
Assets
Art work and plates	$1,066,994	$1,066,994
	1,066,994	1,066,994
Accumulated depreciation and amortization
Art work and plates	654,797	629,157
	654,797	629,157
Net property and equipment	$412,197	$437,837

See independent accountants' audit report

11

6.	Bank Notes Payable

Bank notes payable bears interest at prime plus 1.25%, and is secured by a general security agreement, first charge over inventory, postponement of claim from shareholders of the parent company, and a postponement of claims from the parent company. The maximum line of credit available to the company is $10,000,000.

At October 31, 2013, the company is utilizing $6,738,574 (2012 - $6,994,255)

See independent accountants' audit report

12

7.	Long Term Debt

	October 31,	October 31,
	2013	2012

Due to Peter Goudas non-interest bearing, unsecured with no fixed terms of repayment. The lender has agreed not to request repayment prior to November 01, 2014.	$1,856,948	$1,856,948

Due to Patricia Goudas non-interest bearing, unsecured with no fixed terms of repayment. The lender has agreed not to request repayment prior to November 01, 2014.	57,177	57,177

Due to parent company non-interest bearing, unsecured with no fixed terms of repayment. The company has agreed not to request repayment prior to November 01, 2014.	1,491,463	1,491,463

Loans payable to Business Development Bank of Canada with floating interest rates of base plus 4% per annum maturing October 2015 and May 2017.	372,928	486,280
	$3,778,516	$3,891,868
Less: current portion	113,352	113,352
	$3,665,164	$3,778,516

Principal repayments due are approximately as follows:	October 31,

	2014	$113,352
	2015	113,352
	2016	113,352
	2017	32,872
		$372,928

See independent accountants’ audit report

13

8.	Share Capital

	October 31,	October 31,
	2013	2012
Authorized
40,000 common shares
Unlimited class A shares, voting
Issued

998 class A shares	$1	$1
002 common shares	1	1
	$2	$2

9.	Related Party Transactions

At October 31, 2013 the company had a loan payable to its parent company of $1,491,463 and loans payable to shareholders of its parent company of $1,914,125. The details of these loans are summarized in Note 7. The loans are recorded at their respective exchange values as these are the amounts expected to be settled.

See independent accountants' audit report

14

10.	Commitments

	The company has entered into a property lease expiring December 31, 2026. The annual costs of the lease are as follows:

	Fiscal year ended in:	2014	$656,730
		2015	676,430
		2016	696,723
		2017	717,625
		2018	739,154
		Subsequent	6,350,586

11.	Unused Losses Carried Forward

	As at October 31, 2013, the company has non capital losses of $1,479,661 available to reduce future taxable income. No recognition has been given in these financial statements to the potential tax benefits associated with the losses. These losses expire as follows:
		October 31,
		2027	$510,648
		2029	265,337
		2030	138,506
		2031	125,961
		2032	201,306
		2033	237,903
			$1,479,661

	The Company also has unused capital losses in the amount of $165,524. These losses can only be applied to offset capital gains and do not expire. No recognition of these losses has been made in these financial statements.

See independent accountants’ audit report

15

12.	Financial instruments

Financial instruments consist of recorded amounts of accounts receivable which will result in future cash receipts, as well as bank notes payable, accounts payable and long term debt which will result in future cash outlays.

The company is exposed to the following risks in respect of certain of the financial instruments held.

Fair value

Accounting principles generally accepted in the United States of America; requires that the company disclose information about the fair value of its financial assets and liabilities unless it is not practicable within the constraints of timeliness or cost to determine the fair value of the financial assets and liabilities with sufficient reliability. All financial assets and liabilities are stated at cost which approximates fair market value.

Credit risk

The company is subject to risk on non-payment of accounts receivable. However, the company has a significant number of customers which minimizes the concentration of credit risk. The company believes that there is minimal risk associated with the collection of these amounts.

Interest rate risk

The company manages its exposure to interest rate risk through floating rate borrowings. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debts will fluctuate as a result of changes in market rates.

Currency risk

The company is exposed to currency risk as certain items will be settled in US dollars and have been translated into Canadian dollars as described in Note 2. At year end, the company is exposed to foreign currency rate risk on $1,604,695 USD (2012 $1,229,224 USD) in accounts payable. The risks at October 31, 2013 are not significantly different from those risks at October 31, 2012.

See independent accountants’ audit report

16